Bear Stearns Global Transportation Conference May 9 & 10, 2006

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Financial Highlights ($ in millions) 2003* 2004 2005 Q1 2006 Sales $829 $1,041 $1,214 $262 Gross Profit $ 67 $ 126 $ 135 $ 23 % Margin 8% 12% 11% 9% Operating Cash Flow $ 58 $ 57 $ 51 $ 50 CAPEX $ 7 $ 15 $ 31 $ 6 D&A $21 $ 19 $ 16 $ 4 Debt $227 $128 $126 $125 Cash $13 $42 $67 $40 * Note pro forma for effect of asset sale and refinancing Focus on profitability Capex programs beginning to kick in

Multiple Earnings Growth Catalysts Lengthening cycle Share gain/mid-market DuraPlate(r)/composite share growth Reefer momentum Continuous improvement - labor, materials & line rate Automated assembly lines Supply Chain - alternative sourcing New ERP system Product design standardization Acquisitions Process simplification Sales Gross Margin SG&A Capacity available Income Statement Catalysts

Freight Tonnage Slows Strong Q1 fleet profitability Industry capacity remains tight ATA's Truck Tonnage Index* (Seasonally Adjusted; 2000=100) Truck Tonnage 01/01/2000 107 02/01/2000 105.6 03/01/2000 98.8 04/01/2000 97.4 05/01/2000 99 06/01/2000 100 07/01/2000 98.4 08/01/2000 99.9 09/01/2000 98.2 10/01/2000 98.9 11/01/2000 99.1 12/01/2000 98 01/01/2001 99.6 02/01/2001 98.4 03/01/2001 99.2 04/01/2001 98.6 05/01/2001 100.6 06/01/2001 99.4 07/01/2001 100 08/01/2001 100.3 09/01/2001 99.7 10/01/2001 99.4 11/01/2001 99.1 12/01/2001 99.7 01/02/2002 100.4 02/02/2002 101 03/02/2002 101.6 04/02/2002 100.8 05/02/2002 102.6 06/02/2002 103.3 07/02/2002 104.3 08/02/2002 104.7 09/02/2002 105.8 10/02/2002 104.8 11/02/2002 106.2 12/02/2002 107.7 01/03/2003 106.1 02/03/2003 104.6 03/03/2003 106.1 04/03/2003 106 05/03/2003 105.3 06/03/2003 105.5 07/03/2003 106 08/03/2003 105.9 09/03/2003 106.8 10/03/2003 107.6 11/03/2003 109.4 12/03/2003 111.2 01/04/2004 111.4 02/04/2004 113.3 03/04/2004 111.6 04/04/2004 113.2 05/04/2004 113.7 06/04/2004 113.3 07/04/2004 114.3 08/04/2004 112.5 09/04/2004 112.6 10/04/2004 113.1 11/04/2004 113.7 12/04/2004 113.6 01/04/2005 121.9 02/04/2005 115.3 03/04/2005 113.1 04/04/2005 114.8 05/04/2005 114.5 06/04/2005 113.9 07/04/2005 115.2 08/04/2005 114.2 09/04/2005 115.1 10/04/2005 115.4 11/04/2005 117.1 12/04/2005 117.4 01/01/2006 118.5 02/01/2006 114.2 03/01/2006 110.1 * Index Revised 03/2006 110.1 03/2006 1999 Peak = 108

Positive Industry Outlook 1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E 2009E 2010E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269790 274816 161228 233349 279106 144493 Total Trailers 318788 275223 140100 142658 183162 235953 253963 262296 263614 280978 258737 259616 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers Significant trailer replacement and growth cycle through 2010. Truck replacement burnout? Trailer Replacement Truck Replacement

"Mid-Market" - Proven Growth Engine Non-Partner Partner East 0.39 0.61 Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 2000 Top 10 Carriers: 11% (Historic focus) Other: 38% Mid-market: 52% Current Focus Non-Partner Accounts Partner Accounts Non-Partner Partner East 0.67 0.33 Non-Partner Partner East 51 49 2002 2003 2004 Source: Eno Transportation Foundation Market driven by technology, service & productivity with 1,250 fleets (~1mm trailers) Results to date (2004 - 2006) 940 new customers, 15,000 units ordered 145 Mid-Market customers, 11,000 units ordered Over $310mm in new business Goal: 30% share by 2008 vs. ^ 15% today Changing Customer Base - Growing Presence in Mid-Market Non-Partner Partner East 0.63 0.37 2005

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Low maintenance cost Increased durability Enhanced trade in values Leader in Technological Innovation - DuraPlate(r) DuraPlate(r) Volume % of Total Units 260k + DuraPlate(r) trailers produced - estimated ^ 15% fleet penetration Composites represent 25% of dry vans sold today growing > 50% by 2008 DuraPlate replacement cycle is beginning. Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 7288 17983 36649 36755 24782 27275 30260 37371 41316 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 80 80

Initiatives Next Generation: four semi automated assembly lines Alpha Line - Started April '06 - three shifts by June '06 Three additional lines planned over next three years Expected cost $40+mm Expected annual savings $28 mm Direct Materials Off-shore Sourcing Today 4% of $750 mm buy - huge opportunity Variation Reduction & Standardization - Decreased costs, faster delivery, and improved product quality Key components - 95%+ reduction Continuous Improvement - Over 425 events since 2002; expect 4 - 6% annual productivity improvement ERP System May 1, 2006 - Reduce operating costs, facilitate day-to- day management, and support strategic planning Driving performance improvement

The nation's largest designer and manufacturer of flatbed and drop deck trailers Purchased on March 3, 2006 for $71mm in cash Immediate positive contribution Leverage WNC supply chain, CI & lean know-how, and customer base Transcraft dominates the platform market (2005 share - 22%) by providing: Innovative product designs A broad selection of high quality products and options that have made the Transcraft name synonymous with strength and durability The industry's largest network of independent dealers Plants located in Mt. Sterling, Kentucky and Anna, Illinois (unionized) Manufacture high-volume standardized trailers & low-volume customized trailers Transcraft

Achieve operating results Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet Wabash Commitment